Exhibit 10.4(b)


                Schedule of Warrants (new refinancing) Issued by
              NCT Group, Inc. to Carole Salkind on October 14, 2005


                         Expiration           Exercise           Shares
       Grant Date            Date               Price            Granted
       ----------       ------------         ----------        -----------
        10/14/05          10/14/10            $ 0.0049           16,500,000
        10/14/05          10/14/10            $ 0.0049           10,000,000